Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
October 31, 1996

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.5250%


Excess Protection Level
   3 Month Average  6.34%
      October, 1996  6.32%
      September, 1996  6.24%
      August, 1996  6.46%



Cash Yield                                              18.24%


Investor Charge Offs                                    3.71%


Base Rate                                               8.21%


Over 35 Day Delinquency                                 4.81%


Seller's Interest                                       21.94%


Total Payment Rate                                      10.45%


Total Principal Balance                                $8,198,525,378.32


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,798,525,378.27